Execution Version 39211237.v17 FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT This First Amendment to Fourth Amended and Restated Loan Agreement (this “Amendment”), dated as of February 7, 2022, is entered into among Lithia Motors, Inc., an Oregon corporation (the “Company”), each of the Subsidiaries of the Company listed on the signature pages of this Amendment (together with the Company, each a “Borrower” and any two or more “Borrowers”), the Lenders under the Loan Agreement described below that are signatories to this Amendment, and U.S. Bank National Association, as Agent for the Lenders (in such capacity, “Agent”). R E C I T A L S: A. The Company, certain of its Subsidiaries, the Lenders and Agent have entered into a Fourth Amended and Restated Loan Agreement dated as of April 29, 2021 (as may be amended, restated, supplemented or otherwise modified, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement. B. The Company has requested that the Agent and the Lenders agree to the amendments to the Loan Agreement set forth herein. C. The Lenders that are signatories to this Amendment, constituting the Required Lenders under the Loan Agreement, have agreed to the amendments to the Loan Agreement set forth herein, as more particularly as set forth herein. For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Definitions. Section 1.1 of the Loan Agreement is amended by adding the definitions of “Canadian Receivables or Securitization Assets”, “Canadian Receivables or Securitization Transaction”, “Canadian Subsidiary Indebtedness”, “Financed Entity”, “Special Purpose Securitization Subsidiary”, “Stockholders’ Equity” and “Trade-in Lien”, to be defined as follows: “Canadian Receivables or Securitization Assets” means (a) any accounts receivable, mortgage receivables, loan receivables, equipment, royalty, franchise fee, license fee, patent or other revenue streams and other rights to payment or related assets and the proceeds thereof and any securities backed by such assets and (b) all collateral securing such receivable or assets, all contracts and contract rights, guarantees or other obligations in respect of such receivable or asset, lockbox accounts and records with respect to such account or asset and any other asset customarily transferred (or in respect of which security interests are

- 2 - 39211237.v17 customarily granted) together with accounts or assets in connection with a securitization or receivable sale transaction. “Canadian Receivables or Securitization Transaction” means one or more transactions pursuant to which (i) Canadian Receivables or Securitization Assets or interests therein are sold or transferred to or financed by one or more Special Purpose Securitization Subsidiaries, and (ii) such Special Purpose Securitization Subsidiaries finance (or refinance) their acquisition of such Canadian Receivables or Securitization Assets or interests therein, or the financing thereof, by selling or borrowing against Canadian Receivables or Securitization Assets (including conduit and warehouse financings) and any hedging agreements entered into in connection with such Canadian Receivables or Securitization Assets; provided, that recourse to the Company or any Subsidiary (other than the Special Purpose Securitization Subsidiaries) in connection with such transactions shall be limited to the extent customary (as determined by the Company in good faith) for similar transactions in the applicable jurisdictions (including, to the extent applicable, in a manner consistent with the delivery of a “true sale”/“absolute transfer” opinion with respect to any transfer by the Company or any Subsidiary (other than a Special Purpose Securitization Subsidiary)). “Canadian Subsidiary Indebtedness” has the meaning set forth in Section 13.10(p). “Financed Entity” means, at any time, a Person that owns any assets that are included in any of the Revolving Loan Borrowing Base, the Service Loaner Vehicle Borrowing Base or the Used Vehicle Borrowing Base at such time. “Special Purpose Securitization Subsidiary” means a direct or indirect Subsidiary of the Company established in connection with a Canadian Receivables or Securitization Transaction, and which is organized in a manner (as determined by the Company in good faith) intended to reduce the likelihood that it would be substantively consolidated with the Company or any Subsidiary thereof in the event the Company or any such Subsidiary becomes subject to a proceeding under the U.S. Bankruptcy Code (or other insolvency law). “Stockholders’ Equity” means, as of any date of determination, the consolidated stockholders’ equity of the Company determined in accordance with GAAP. “Trade-in Lien” means, with respect to a Used Vehicle that a customer traded in to the Company or any Subsidiary thereof, any security interest in such Used Vehicle outstanding at the time such Used Vehicle was traded, that secures any indebtedness or obligation to any Person incurred by such customer, including but not limited to amounts owing to any holder of any lien or security interest in a Used Vehicle at the time it is traded in to any Dealership.

- 3 - 39211237.v17 2. Definitions. Section 1.1 of the Loan Agreement is amended by amending and restating the definitions of “Canadian Dealership”, “Dealership”, “Dual Subsidiary Financing Commencement Date”, “Eligible Vehicle”, “Excluded Property”, “Guarantor”, “Permitted Dual Subsidiary Guaranty”, “Permitted Dual Subsidiary Indebtedness”, “Permitted New Dealership”, “Permitted Restrictions”, “Revolving Loan Borrowing Base”, “Service Loaner Vehicle Borrowing Base”, “Used Vehicle Borrowing Base” and “Vehicle” in their entirety with the following, respectively: “Canadian Dealership” means a Dealership whose primary business is the retail sales or retail sale and lease of new and/or used automobiles, trucks and/or motorcycles in Canada. “Dealership” means a Subsidiary of the Company whose primary business is the retail sales or retail sale and lease of new and/or used automobiles, trucks and/or motorcycles in the United States of America or in Canada. “Dual Subsidiary Financing Commencement Date” means, with respect to any Dual Subsidiary, the date that such Dual Subsidiary begins to finance new Vehicles of any Removed Franchise, used and/or service loaner Vehicles through Permitted Dual Subsidiary Indebtedness as permitted by Sections 6.19 and 13.16. “Eligible Vehicle” means an automobile, truck or motorcycle with a gross vehicle weight of no more than 16,000 pounds, which satisfies the following requirements: (a) The vehicle is owned by a Dealership, subject to a perfected security interest in favor of the Agent, and free of any title defects, liens, security interests, leases, bailments, consignments or other interests of any Person other than Agent, except as agreed by the Agent in writing. (b) Unless the vehicle is a Demo, or is in transit from the seller, it is located at locations which the Dealerships disclosed to the Agent and which are acceptable to the Agent. If the vehicle is in transit from a seller, then upon receipt by a Dealership it will be located at one of such locations. (c) The vehicle is held for sale or lease in the ordinary course of a Dealership’s business. (d) The vehicle is undamaged and of good and merchantable quality. (e) The vehicle is otherwise acceptable to the Agent. “Excluded Property” means any of (a) any Equity Interests in any Dealership, any Canadian Subsidiary (except any Canadian Subsidiary that is a Financed Entity) and, to the extent prohibited by any manufacturer of Vehicles, any Subsidiary of the Company that is the holder of five percent (5%) or more of the Equity Interests in any Dealership; (b) any real estate or interest in real estate,

- 4 - 39211237.v17 including a lease or rents thereunder, and any improvements and fixtures, unless any of the foregoing constitute Eligible Real Property; (c) any voting stock of any direct Subsidiary of any Loan Party that is a controlled foreign corporation (as defined in Section 957 of the Internal Revenue Code (a “CFC”)) in excess of 65% of the total combined voting power of all classes of stock of such CFC that are entitled to vote (within the meaning of Section 1.956-2(c)(2) of the Treasury Regulations), to the extent the pledge of a greater percentage would reasonably be expected to result in material adverse tax consequences to any Borrower, as reasonably determined in good faith by the Borrowers; (d) any lease, license or other agreement or contract or any property subject to a purchase money security interest, Lien securing a Capitalized Lease Obligation or similar arrangement, in each case permitted to be incurred under this Agreement, to the extent that a grant of a security interest therein would require a consent not obtained or violate or invalidate such lease, license, agreement or contract or purchase money arrangement, Capitalized Lease Obligation or similar arrangement or create a right of termination in favor of any other party thereto (other than the Company or an Affiliate of the Company), in each case after giving effect to the applicable anti- assignment provisions of the Uniform Commercial Code (“UCC”) and other Applicable Law and other than proceeds and receivables thereof; (e) any United States intent-to-use Trademark applications to the extent that, and solely during the period in which, the grant, attachment or enforcement of a security interest therein would, under applicable federal law, impair the registrability of such applications or the validity or enforceability of registrations issuing from such applications; (f) any asset or property to the extent that the grant of a security interest is prohibited by Applicable Law or requires a consent not obtained of any Governmental Authority pursuant to such applicable law, rule or regulation, in each case after giving effect to the applicable anti-assignment provisions of the UCC and other Applicable Law and other than proceeds and receivables thereof; provided, however, that “Excluded Property” shall not include any proceeds, products, substitutions or replacements of any Excluded Property (unless such proceeds, products, substitutions or replacements would constitute Excluded Property). “Guarantor” means each Subsidiary which at any time executes a Guaranty of the Revolving Loan Obligations, Service Loaner Vehicle Floorplan Obligations and Used Vehicle Floorplan Obligations for the benefit of the Agent and the Lenders, it being understood that (a) a Subsidiary shall cease to be a Guarantor from and after the time (if ever) the Loan Documents permit the release of such Guaranty and such Subsidiary and the Agent execute and deliver a Loan Party Termination Agreement and (b) each present and future Subsidiary of the Company, other than (i) Canadian Subsidiaries that are not Financed Entities and (ii) Excluded Subsidiaries, shall be or become a Guarantor. “Permitted Dual Subsidiary Guaranty” means, with respect to any Permitted Dual Subsidiary Indebtedness provided by any Dual Subsidiary Lender, the guaranty of such Permitted Dual Subsidiary Indebtedness by (a) the Company or (b) any Dual Subsidiary that operates one or more dealerships at which new

- 5 - 39211237.v17 Vehicle, used Vehicle or service loaner Vehicle Permitted Dual Subsidiary Indebtedness is provided by such Dual Subsidiary Lender. “Permitted Dual Subsidiary Indebtedness” means Indebtedness (including Permitted Dual Subsidiary Guaranties but excluding Indebtedness provided pursuant to this Agreement) incurred from time to time by any Dual Subsidiary consisting of floorplan financing for new Vehicles, used Vehicles or service loaner Vehicles provided by financial institutions or manufacturer-affiliated finance companies (“Dual Subsidiary Lenders”) to such Dual Subsidiaries, provided that each Required Intercreditor Counterparty with respect to such Indebtedness is a party to and bound by an Intercreditor Agreement. “Permitted New Dealership” means a Dealership (a)(i) 100% (or if the Company is not permitted to hold 100% of such Equity Interests because of limitations imposed by the relevant manufacturer's franchise agreement, at least 80%) of the Equity Interests of which are owned, directly or indirectly by the Company or (ii) that is a Minority Dealer Subsidiary, (b) which is organized to own and operate a newly established automobile or motorcycle dealership point, and (c) with respect to which the Loan Parties have complied with the requirements of Section 12.17. “Permitted Restrictions” means restrictions on the ability of any Subsidiary to declare or pay any dividend or make other distributions, or to advance or loan funds or transfer assets, to the Company or any other Subsidiary, to borrow money from the Company or any other Subsidiary, to grant Liens on the assets of such Subsidiary, to secure the Obligations or the Guarantor Obligations or to guaranty the Obligations: (a) as set forth on the Disclosure Schedule on the Closing Date, including restrictions imposed by existing Other Service Loaner Floorplan Financing arrangements; (b) pursuant to modifications to Other Service Loaner Floorplan Financing arrangements in effect on the Closing Date, provided that such modifications are not materially more restrictive; (c) pursuant to Other Service Loaner Floorplan Financing arrangements with any Other Service Loaner Floorplan Lender other than a Person which is an Other Service Loaner Floorplan Lender on the Closing Date; (d) applicable to a Person at the time such Person becomes a Subsidiary and not created in contemplation of such an event; (e) resulting from manufacturer-imposed modifications to any Franchise Agreement; (f) imposed by Applicable Law; (g) as set forth in the organizational documents of a Loan Party and consisting of requirements for director, manager, shareholder or member approval; (h) as set forth in any document relating to Funded Debt permitted under Sections 13.10(o), (p) or (s), but only to the extent applicable to Silo Subsidiaries, Canadian Subsidiaries (other than any Canadian Subsidiary that is a Financed Entity) or Dual Subsidiaries and to the extent such restriction does not directly or indirectly prohibit any Silo Subsidiary, Canadian Subsidiary (that is a Financed Entity) or Dual Subsidiary from guarantying, or impose any restriction on the ability of any Silo Subsidiary, Canadian Subsidiary (that is a Financed Entity) or Dual Subsidiary to guaranty, the Obligations; (i) as set forth in any document relating to Additional Funded Debt permitted under Section

- 6 - 39211237.v17 13.10(l) or Canadian Subsidiary Indebtedness, in each case only to the extent such restriction does not directly or indirectly prohibit any Subsidiary from guarantying, or impose any restriction on the ability of any Subsidiary to guaranty, the Obligations; (j) as set forth in any document relating to Indebtedness permitted under Section 13.10(d); (k) on or with respect to any Excluded Subsidiary; or (l) in connection with any Canadian Receivables or Securitization Transaction; provided such restrictions are limited to obligors of Canadian Receivables or Securitization Transactions and do not include any Financed Entity. “Revolving Loan Borrowing Base” means, as of any date of determination: (a) an amount equal to the sum, without duplication, on such date of: (i) 100% of the amounts (excluding commissions included in clause (b) of the definition of Eligible Receivables) owing to the Dealerships in which the Agent has a perfected first priority security interest, which are owed to the Dealerships by financial institutions or finance companies which are not Affiliates of any Loan Party for the purchase by such institutions of retail installment contracts and leases arising from the sale or lease of New Vehicles and Used Vehicles (contracts in transit), which have not remained unpaid for more than 15 days. (ii) 80% of the amount of Eligible Receivables. (iii) 100% of the sum of the manufacturer’s or distributor’s invoices (including freight, advertising and holdbacks) for Eligible New Vehicles. (iv) 100% of the amount of the Used Vehicle Borrowing Base. (v) 75% of the Value of Eligible Real Property; provided, that this component of the Revolving Loan Borrowing Base shall not at any time exceed 25% of the lesser of (x) the Revolving Loan Borrowing Base and (y) the Aggregate Revolving Loan Commitment. (vi) 65% of (A) the net book value of the inventory of the Company and its Subsidiaries consisting of new parts and accessories in which the Agent has a perfected first priority security interest; minus (B) the unpaid acquisition cost owed to sellers or financers of such inventory. (vii) 40% of (A) the net book value of equipment (excluding fixtures, aircraft, and Service Loaner Vehicles) of the Company and its Subsidiaries in which the Agent has a perfected first priority security interest, minus (B) the principal amount of indebtedness or obligations to any Person (other than the Obligations) which is secured by such equipment.

- 7 - 39211237.v17 (b) Minus, the sum of the then outstanding aggregate principal balance of (i) New Vehicle Floorplan Loans less the sum of the aggregate amount held in the PR Accounts, in an amount up to $200,000,000, (ii) New Vehicle Swing Line Loans, (iii) Used Vehicle Floorplan Loans, (iv) Used Vehicle Swing Line Loans and (v) Pari Passu Funded Debt. Notwithstanding anything to the contrary in this Agreement, the amounts set forth in clauses (a)(i) through (a)(vii) above shall exclude all receivables, Vehicles, real property, inventory, equipment and other property and assets of any Silo Subsidiary, provided in no event shall the aggregate net book value of the Eligible Vehicles consisting of motorcycles included in the Service Loaner Vehicle Borrowing Base, Used Vehicle Borrowing Base and the Revolving Loan Borrowing Base exceed $25,000,000. “Service Loaner Vehicle Borrowing Base” means, as of any date of determination, an amount equal to the sum, without duplication, on such date of 85% of the net book value of Eligible Service Loaner Vehicles, provided in no event shall the aggregate net book value of the Eligible Vehicles consisting of motorcycles included in the Service Loaner Vehicle Borrowing Base, Used Vehicle Borrowing Base and the Revolving Loan Borrowing Base exceed $25,000,000. “Used Vehicle Borrowing Base” means, as of any date of determination, the amount equal to (a) 85% multiplied by (b) the amount determined, without duplication, as follows: (a) the aggregate net book value of the Used Vehicle inventory of the Company and its Subsidiaries; minus (b) the aggregate net book value of such Used Vehicles in which the Agent does not have a perfected, first-priority security interest (including (i) Used Vehicles owned by any Silo Subsidiary and (ii) Used Vehicles owned by any Dual Subsidiary with respect to which the Agent does not have a perfected, first-priority security interest (other than Used Vehicles subject to Trade-in Liens)); minus (c) the aggregate outstanding principal amount of indebtedness secured by Trade-in Liens; minus (d) the aggregate net book value of such Used Vehicles that are not otherwise Eligible Vehicles. Notwithstanding the foregoing, in no event shall the aggregate net book value of the Eligible Vehicles consisting of motorcycles included in the Service Loaner Vehicle Borrowing Base, Used Vehicle Borrowing Base and the Revolving Loan Borrowing Base exceed $25,000,000. “Vehicle” means an automobile, truck, van, motorcycle, or other motor vehicle.

- 8 - 39211237.v17 3. Addition of New Vehicle Floorplan Dealerships. Section 2.5(a) of the Loan Agreement is deleted and replaced with the following: (a) If, on or after the Closing Date, any new Dealership (other than a Canadian Dealership, Dual Subsidiary or Silo Subsidiary) is established or any existing Dealership (other than a Canadian Dealership, Dual Subsidiary or Silo Subsidiary) requires financing for its New Vehicles, the Company shall deliver to the Agent a written notice specifying the name of the additional New Vehicle Floorplan Dealership, the proposed Dealership Loan Limit for such Dealership, the applicable manufacturers to be financed for such Dealership and any other information requested by the Agent. Upon approval by the Agent, establishment of a Dealership Loan Limit and, if applicable, Dealership Loan Sublimit(s), and satisfaction of the requirements in Section 9.3, such Dealership shall become a New Vehicle Floorplan Dealership and entitled to finance Eligible New Vehicles hereunder. For purposes of clarification, no Dealership (other than a Canadian Dealership, Dual Subsidiary, Silo Subsidiary or a Dealership that is financing its New Vehicles with the proceeds of Indebtedness permitted under Sections 13.10(o) or (s)) shall incur any indebtedness to finance New Vehicles, except for New Vehicle Floorplan Loans under this Agreement, without the consent of the Agent and the Lenders. 4. Purpose of Used Vehicle Floorplan Loans Section 3.1.2 of the Loan Agreement is deleted and replaced with the following: 3.1.2 Purpose of Used Vehicle Floorplan Loans. The Used Vehicle Floorplan Borrower shall use the proceeds of the Used Vehicle Floorplan Loans to finance Used Vehicles owned by a Dealership and to refinance Used Vehicle Swing Line Loans. Used Vehicle Floorplan Loans to any Canadian Dealership, or to any Dealership or Subsidiary that is located in or does financing of Used Vehicles in Canada, must be approved in advance by all Lenders. 5. Principal Payment Upon Dual Subsidiary Financing Commencement Date. Section 3.3.5 of the Loan Agreement is amended by inserting a new clause (d) at the end thereof, which new clause (d) shall read as follows: (d) Principal Payment Upon Dual Subsidiary Financing Commencement Date. If the Company designates a Subsidiary as a Dual Subsidiary in accordance with Section 6.19, then the Service Loaner Vehicle Floorplan Borrower shall repay each Service Loaner Vehicle Floorplan Loan and each Service Loaner Vehicle Swing Line Loan with respect to any Service Loaner Vehicle that is subsequently financed by Permitted Dual Subsidiary Indebtedness immediately upon the Dual Subsidiary Financing Commencement Date.

- 9 - 39211237.v17 6. Designation of Dual Subsidiaries. The first paragraph of Section 6.19 of the Loan Agreement is deleted and replaced with the following: The Company may designate any Subsidiary as a “Dual Subsidiary” in order to finance (x) new Vehicles only or (y) new Vehicles and used and/or service loaner Vehicles through Permitted Dual Subsidiary Indebtedness so long as: 7. Designation of Dual Subsidiaries. Section 6.19(b) of the Loan Agreement is deleted and replaced with the following: (b) the Company has (x) delivered notice of such request to the Agent, (y) executed and delivered acknowledgements (in form and substance reasonably acceptable to the Agent) of such Dual Subsidiary’s continuing Obligations under the Loan Documents (including pursuant to the Guaranty and any other Collateral Documents) as requested by the Agent and (z) prepaid all outstanding Loans with respect to such redesignation as required by Section 2.1.5(d), Section 3.1.5(d), Section 3.3.5(d) and otherwise complied with Section 13.16 8. Designation of Dual Subsidiaries. Section 6.19(e) of the Loan Agreement is deleted and replaced with the following: (e) If the applicable Dual Subsidiary will finance any Used Vehicles with Permitted Dual Subsidiary Indebtedness or will grant a Lien in any Used Vehicle to a Dual Subsidiary Lender, the Company shall have provided to the Agent a Used Vehicle Loan Borrowing Base Certificate as of the date of and after giving effect to such designation of such Subsidiary as a Dual Subsidiary and deduction of all Used Vehicles of such Dual Subsidiary from the Used Vehicle Borrowing Base; 9. Designation of Dual Subsidiaries. Section 6.19(f) of the Loan Agreement is deleted and replaced with the following: (f) If the applicable Dual Subsidiary will finance any Service Loaner Vehicles with Permitted Dual Subsidiary Indebtedness or will grant a Lien in any Service Loaner Vehicle to a Dual Subsidiary Lender, the Company shall have provided to the Agent a Service Loaner Vehicle Borrowing Base Certificate as of the date of and after giving effect to such designation of such Subsidiary as a Dual Subsidiary and deduction of all Service Loaner Vehicles of such Dual Subsidiary from the Service Loaner Vehicle Borrowing Base; 10. Collateral. Section 8.1.1 of the Loan Agreement is deleted and replaced with the following: 8.1.1 Collateral. All present and future Loans, Letters of Credit, Obligations, Guarantor Obligations, and Permitted Swap Obligations of the Loan Parties to the Agent and the Lenders under this Agreement and the other Loan

- 10 - 39211237.v17 Documents shall be, subject to each Intercreditor Agreement (once effective), secured by a perfected security interest, subject only to Permitted Liens, in the property described in the Collateral Documents (collectively, “Collateral”); including, without limitation, the following property of the Company and all of its present and future Subsidiaries (except Persons that (x) are not Financed Entities or (y) are Excluded Subsidiaries, Silo Subsidiaries or Canadian Subsidiaries), whether now owned or existing or hereafter acquired and wherever located, and all products and proceeds thereof: (a) All inventory (including, without limitation, all parts inventory, all Vehicles of whatever make, model and description, trade ins, repossessions and inventory held for display or demonstration purposes); equipment (other than fixtures); investment property; stock; partnership interests; membership interests; securities (certificated or uncertificated); security entitlements; securities accounts; accounts; instruments; documents; promissory notes; chattel paper (including electronic and tangible chattel paper); payment intangibles; general intangibles; deposit accounts; contract rights and other rights to payment; personal property leases; rebates, credits, factory holdbacks, incentive payments and other payments from any manufacturer, factory or distributor. (b) All attachments, accessions, accessories, tools, parts, supplies, increases and additions to, and all replacements of, and substitutions for any property described in this Section 8.1.1; all products, produce, and supporting obligations of any of the property described in this Section 8.1.1; all proceeds (including insurance proceeds) of any of the property described in this Section 8.1.1; and all records and data relating to any of the property described in this Section 8.1.1, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all right, title and interest of the Company and each Subsidiary in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media. Notwithstanding the foregoing, the New Vehicle Floorplan Loan Obligations shall be secured only by the Collateral owned by the New Vehicle Floorplan Borrowers. For the avoidance of doubt and notwithstanding anything to the contrary set forth in this Agreement or any Security Document, the term “Collateral” as used in this Agreement and in the Security Documents shall not include any Excluded Property. 11. Leverage Ratio. The definition of “Leverage Ratio” in Section 11.1.3 of the Loan Agreement is deleted and replaced with the following: “Leverage Ratio” means, as of the last day of any fiscal quarter, the ratio for the Company and its Subsidiaries on a consolidated basis of: (a) (i) the then outstanding principal balance of all Funded Debt (minus the sum of (A) unrestricted cash and cash equivalents plus (B) any amounts held in the PR Accounts plus (C) any amounts held in accounts established by Dual Subsidiaries or Silo Subsidiaries as an offset to floorplan notes payable (or interest thereon); provided that the aggregate reduction for all of the foregoing clauses (A) through

- 11 - 39211237.v17 (C) shall not exceed $200,000,000), minus (ii) the sum of the then outstanding principal balance of the New Vehicle Floorplan Loans, New Vehicle Swing Line Loans, Used Vehicle Floorplan Loans, Used Vehicle Swing Line Loans, Service Loaner Vehicle Floorplan Loans, Service Loaner Vehicle Swing Line Loans, principal amount of any Other Service Loaner Floorplan Financing, Funded Debt permitted under subsection (o) of Section 13.10 (but only to the extent constituting floor plan financing), Funded Debt permitted under subsection (p) of Section 13.10 (but only to the extent constituting floor plan financing), Funded Debt permitted under subsection (r) of Section 13.10 (but only to the extent not guaranteed by the Company), and Funded Debt permitted under subsection (s) of Section 13.10 and, without duplication, Funded Debt permitted under subsection (f) of Section 13.10 (but only to the extent the underlying indebtedness that is guaranteed constitutes floor plan financing), plus (iii) six times rental or lease expense for the Measurement Period ending on such date; to (b) (i) Pro Forma EBITDAR for the Measurement Period ending on such date (it being understood and agreed that Pro Forma EBITDAR minus rental or lease expense may not be included in this calculation to the extent that it results in an annualized increase of more than 10% in the Company’s consolidated EBITDAR minus rental or lease expense prior to such adjustment, unless the Company provides to the Agent and the Required Lenders the supporting calculations for such adjustment and such other information as they may reasonably request to determine the accuracy of such calculations), minus (ii) interest expense with respect to the New Vehicle Floorplan Loans, New Vehicle Swing Line Loans, Used Vehicle Floorplan Loans, Used Vehicle Swing Line Loans, Service Loaner Vehicle Floorplan Loans, Service Loaner Vehicle Swing Line Loans and Funded Debt permitted under subsection (o) of Section 13.10 (but only to the extent constituting floor plan financing), Funded Debt permitted under subsection (p) of Section 13.10 (but only to the extent constituting floor plan financing), Funded Debt permitted under subsection (r) of Section 13.10 (but only to the extent not guaranteed by the Company), and Funded Debt permitted under subsection (s) of Section 13.10, in each case for the Measurement Period ending on such date. 12. Financial Information. Section 11.2.1 of the Loan Agreement is deleted and replaced with the following: 11.2.1 As soon as available and in any event within 120 days after the end of each Fiscal Year of the Company, the Form 10(k) for the Company and its Subsidiaries as filed with the Securities and Exchange Commission, including financial statements certified by independent public accountants of recognized national standing which are reasonably acceptable to the Agent (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit and without any other material qualification or exception) to the effect that such financial statements present fairly in all material respects the financial condition and results of operations of the Company and its Subsidiaries (including, for the avoidance of doubt, all Minority Dealer Subsidiaries) on a consolidated basis in accordance with GAAP consistently applied.

- 12 - 39211237.v17 13. Financed Entities. A new Section 12.21 shall be added to the Loan Agreement and shall read as follows: 12.21 Financed Entities. Notwithstanding any other provision of this Agreement or any other Loan Document, the Company and each Subsidiary thereof that is a Financed Entity shall pledge Collateral pursuant to Section 8.1 at all times that it is a Financed Entity, subject to the exceptions with respect to Dual Subsidiaries contained in Section 13.16, and shall be a Guarantor, provided if any such Person ceases to be a Financed Entity and is no longer required to be a Guarantor pursuant to the terms of this Agreement, its assets shall not be included in any of the Revolving Loan Borrowing Base, the Service Loaner Vehicle Borrowing Base or the Used Vehicle Borrowing Base. 14. Liens. Section 13.3(q) of the Loan Agreement is deleted and replaced with the following: (q) Liens on assets of, or Equity Interests in, Canadian Subsidiaries that are not Financed Entities and proceeds thereof securing Canadian Subsidiary Indebtedness. 15. Liens. A new Section 13.3(x) is added to the Loan Agreement to read as follows: (x) Liens securing obligations arising in connection with credit card processing services, merchant card processing services and similar services or arrangements in the ordinary course of business. 16. Liens. A new Section 13.3(y) is added to the Loan Agreement to read as follows: (y) Liens granted by Persons that are not Financed Entities but are parties to a Canadian Receivables or Securitization Transaction arising in connection with such Canadian Receivables or Securitization Transaction. 17. Liens. The last paragraph of Section 13.3 of the Loan Agreement is deleted and replaced with the following: Notwithstanding the foregoing, except for Liens in favor of the Agent, there shall not be any Liens on any of the capital stock or other Equity Interests of any Subsidiary except for (1) capital stock or Equity Interests owned, directly or indirectly, by a Person other than the Company or any Subsidiary where such ownership is otherwise permitted by this Agreement or (2) capital stock or Equity Interests of Canadian Subsidiaries that are not Financed Entities and proceeds thereof if, but only if, the Liens described in this clause (2) do not secure any obligations other than Canadian Subsidiary Indebtedness.

- 13 - 39211237.v17 18. Restricted Payments. Section 13.4 of the Loan Agreement is deleted and replaced with the following: 13.4 Restricted Payments. Each Borrower shall not, and the Company shall not permit any Subsidiary to (a) declare or pay, or agree to declare or pay, or set aside funds for the payment, directly or indirectly of, any Restricted Payment, or (b) pay or agree to pay or set aside funds to pay any management fees or similar fees in the case of the Company, to any direct or indirect Affiliate thereof, or in the case of any other Loan Party, to any direct or indirect owner of its Equity Interests or any direct or indirect Affiliate thereof, except (c) (i) Subsidiaries of the Company may make Restricted Payments or payments of such fees to the Company or to any other Loan Party, (ii) the Company may reacquire shares from eligible participants in its stock incentive plans, as required under the terms of the plans to permit cashless exercise and tender of shares to meet withholding obligations for income tax purposes and (iii) any Subsidiary may make dividends or distributions to the holders of its Equity Interests that are not Loan Parties so long as, if any Loan Party is a holder of such Equity Interests, such Loan Party receives at least its pro rata share of such dividends or distributions. Notwithstanding the foregoing, and so long as no Default or Event of Default has occurred and is continuing or would exist after giving effect thereto, (w) each Minority Dealer may make distributions to any of its Minority Dealer Partners, (x) the Company or any Subsidiary may acquire, from time to time, any Equity Interests in any Minority Dealer, directly or indirectly, from a Minority Dealer Partner, (y) the Company may pay dividends on its capital stock, and (z) the Company may repurchase shares of its capital stock. 19. Loans and Investments. Section 13.6(c) of the Loan Agreement is deleted and replaced with the following: (c) (i) Investments made by any Canadian Subsidiary that is not a Financed Entity in any other Canadian Subsidiary and (ii) Investments made by the Company or any Subsidiary (other than a Canadian Subsidiary) provided that the aggregate amount of such Investments under this clause (c)(ii) does not exceed thirty percent (30%) of Stockholders’ Equity (measured as of the date such Investment is made based upon the most recently delivered financial statements); 20. Loans and Investments. Section 13.6(s) of the Loan Agreement is deleted and replaced with the following: (s) (i) Investments made solely by one or more Canadian Subsidiaries that are not Financed Entities in connection with any Canadian Receivables or Securitization Transaction and (ii) Investments made solely by one or more DFC Subsidiaries. 21. Type of Business. Section 13.8 of the Loan Agreement is deleted and replaced with the following:

- 14 - 39211237.v17 Section 13.8 Type of Business. Each Borrower shall not, and the Company shall not permit any Subsidiary to (i) engage in any line of business different from those lines of business conducted by the Company and its Subsidiaries on the date hereof, which shall be deemed to include motorcycle dealerships, or any business substantially related or incidental thereto or (ii) except as a result of transactions permitted by Sections 13.1, interrupt or cease to engage in, for a time deemed material by the Agent, any material portion of its business activities or operations. 22. Indebtedness. Section 13.10(f) of the Loan Agreement is deleted and replaced with the following: (f) Unsecured guarantees by the Company of, and unsecured coborrower obligations of the Company in respect of, (i) Other Service Loaner Floorplan Financing obligations of Dealerships to Other Service Loaner Floorplan Lenders, (ii) debt of any Subsidiary which is permitted under Section 13.10(d), (iii) operating leases of its Subsidiaries and Minority Dealer Affiliates, (iv) extensions of credit to a Minority Dealer Affiliate, all proceeds of which are used to purchase New Vehicles or Service Loaner Vehicles to be held by the Minority Dealer Affiliate for sale and/or lease in the ordinary course of business, (v) obligations of Dealerships to manufacturers or distributors of New Vehicles under Seller Agreements and (vi) Indebtedness which is permitted under Section 13.10(o), (p) and (s); provided, that, for the avoidance of doubt, this clause (f) shall not be deemed to prohibit the provision by the Company of other unsecured guarantees that are permitted under other clauses of this Section 13.10. 23. Indebtedness. Section 13.10(p) of the Loan Agreement is deleted and replaced with the following: (p) Funded Debt of Canadian Subsidiaries (i) that are not Financed Entities and (ii) not secured by any assets of the Company or any Subsidiary other than (1) assets of Canadian Subsidiaries other than Financed Entities and/or (2) a pledge by the Company or any Subsidiary of Equity Interests in a Canadian Subsidiary that is not a Financed Entity (“Canadian Subsidiary Indebtedness”). 24. Indebtedness. Section 13.10(r) of the Loan Agreement is deleted and replaced with the following: (r) Funded Debt incurred by any (i) DFC Subsidiary and not secured by any assets of the Company or any Subsidiary other than assets of a DFC Subsidiary (“DFC Indebtedness”) or (ii) Funded Debt incurred by any Canadian Subsidiary that is not a Financed Entity in connection with any Canadian Receivables or Securitization Transaction and not secured by any assets of the Company or any Subsidiary other than one or more Canadian Subsidiaries that are not Financed Entities; provided that no Loan Party other than the Company and one or more DFC Subsidiaries or such Canadian Subsidiaries that are not Financed Entities involved in such Canadian Receivables or Securitization

- 15 - 39211237.v17 Transaction has any obligation (contingent or otherwise) with respect to such Funded Debt. 25. Dual Subsidiaries. Section 13.16 of the Loan Agreement is deleted and replaced with the following: Each Borrower shall not, and the Company shall not permit any Subsidiary to become a Dual Subsidiary unless (i) each Required Intercreditor Counterparty has delivered to the Agent an Intercreditor Agreement, or a joinder agreement to an existing Intercreditor Agreement, (ii) no New Vehicles of any such Dual Subsidiary shall be financed by the New Vehicle Floorplan Facility, (iii) prior to the time of designation of such Subsidiary as a Dual Subsidiary, all outstanding New Vehicle Floorplan Loans with respect to such Subsidiary shall have been repaid, (iv) with respect to any Dual Subsidiary that will obtain Permitted Dual Subsidiary Indebtedness consisting of floorplan financing for used Vehicles, no Used Vehicles shall be financed by the Used Vehicle Floorplan Facility, and prior to the time of designation of such Subsidiary as a Dual Subsidiary, all outstanding Used Vehicle Floorplan Loans with respect to such Subsidiary shall have been repaid, (v) with respect to any Dual Subsidiary that will obtain Permitted Dual Subsidiary Indebtedness consisting of floorplan financing for service loaner Vehicles, no Service Loaner Vehicles shall be financed by the Service Loaner Vehicle Floorplan Facility, and prior to the time of designation of such Subsidiary as a Dual Subsidiary, all outstanding Service Loaner Vehicle Floorplan Loans with respect to such Subsidiary shall have been repaid, and (vi) the Company has complied with all requirements set forth in Section 6.19 and this Section 13.16. Notwithstanding the foregoing, this Section 13.16 shall not take effect until the Agent (w) has received a duly executed Intercreditor Agreement, in form and substance satisfactory to the Agent, (x) the existing UCC-1 financing statements for any Dual Subsidiaries shall have been amended, without limitation, to remove New Vehicles and/or Used Vehicles, as applicable, from the collateral description, in each case, in form and substance satisfactory to the Agent and such New Vehicles and/or Used Vehicles, together with proceeds shall be released as Collateral and Section 16.16 shall apply thereto, (y) new UCC-1 financing statements have been filed naming each Dual Subsidiary as debtor and the applicable Dual Subsidiary Lender as secured party, in each case, in form and substance satisfactory to the Agent and (z) the Agent has received any additional documentation requested by the Agent in its sole discretion. The Lenders party hereto hereby consent to the Agent entering into each Intercreditor Agreement (and any joinder or supplement thereof) on or after the Closing Date on behalf of the Lenders. 26. Exhibits. Exhibit B-1, Exhibit B-2 and Exhibit C to the Loan Agreement are hereby amended and restated in their entirety in the forms set out on Annex A hereto. 27. Condition Precedent. The effectiveness of this Amendment is subject to receipt by Agent of executed originals of this Amendment signed by Agent, each Borrower, each Guarantor, and the Required Lenders.

- 16 - 39211237.v17 28. Reaffirmation; Release. By signing this Amendment or the attached Acknowledgment: 28.1 Each Loan Party affirms that the representations and warranties in each of the existing Loan Documents are true and correct in all material respects as of the date hereof (except that such representations and warranties that speak as of a specified date or period of time shall be true and correct in all material respects only as of such date or period of time), and agree that (i) except as amended previously or in connection herewith, each Loan Document is valid and enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or limiting creditors’ rights generally or by equitable principles) and (ii) such Loan Party has no claims, defenses, setoffs, counterclaims or claims for recoupment against Agent, the Lenders, the other Indemnified Persons or the indebtedness and obligations represented by the Notes, Guaranties, Collateral Documents and other Loan Documents. 28.2 Each Loan Party hereby releases, acquits, and forever discharges Agent, each Lender, their respective parent corporations, affiliates, subsidiaries, successors, assigns, officers, directors, employees, agents, attorneys and advisors (collectively, “Indemnified Persons”), and each of them, of and from any and all liability, claims, demands, damages, actions, causes of action, defenses, counterclaims, setoffs, or claims for recoupment of whatsoever nature, whether known or unknown, from the beginning of time to the date of this Amendment, whether in contract or tort or otherwise, arising directly or indirectly from, or in any way related to the Loan Agreement, this Amendment, the Notes, Collateral Documents and the other Loan Documents, any other indebtedness or obligations of any Loan Party to Agent or any one or more of the Lenders or to the relationship between any Loan Party and Agent, any Lender, or the Indemnified Persons. 29. References. On and after the effective date of this Amendment, all references in the Loan Agreement and the other Loan Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby. 30. Representations and Warranties. By signing this Amendment or the attached Acknowledgment, each Loan Party represents and warrants to Agent and the Lenders as follows: 30.1 Authorization. (a) It has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement as amended by this Amendment (the “Amended Agreement”), (b) its execution, delivery and performance of this Amendment and the other Loan Documents to be executed, delivered or performed by it have been duly authorized by all necessary entity action, do not require the approval of any governmental agency or other Person, do not contravene any law, regulation, rule, order, or restriction of any Governmental Body binding on it or its articles of incorporation or other organizational documents, and do not contravene the provisions of or constitute a default under any agreement or instrument to which it is a party or by which it may be bound or affected, and (c) this Amendment has been duly executed and delivered by each Loan Party and this Amendment and the Amended Agreement are the legally valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with their

- 17 - 39211237.v17 respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or limiting creditors’ rights generally or by equitable principles. 30.2 Absence of Default. No Default or Event of Default has occurred and is continuing or will exist after giving effect to the transactions contemplated by this Amendment. 31. Expenses. Borrowers shall pay all reasonable costs, fees and expenses (including without limitation, reasonable attorney fees of Agent’s counsel) incurred by Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other document required to be furnished herewith. 32. Recitals. The Recitals are hereby incorporated herein. 33. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of said counterparts taken together shall be deemed to constitute but one document. 34. Disclosure. Under Oregon law, most agreements, promises and commitments made by a lender concerning loans and other credit extensions which are not for personal, family or household purposes or secured solely by the borrower’s residence must be in writing, express consideration and be signed by the lender to be enforceable. [Signature pages follow]

FIRST AMENDMENT 39211237.v17 DCH MOTORS LLC DCH NANUET LLC DCH NY MOTORS LLC DCH OXNARD 1521 IMPORTS INC. DCH RIVERSIDE-S, INC. DCH TEMECULA IMPORTS LLC DCH TEMECULA MOTORS LLC DCH TORRANCE IMPORTS INC. FARMINGTON HILLS IMPORTS, LLC FARMINGTON HILLS-CJD, LLC FARMINGTON HILLS-H, LLC FARMINGTON HILLS-N, LLC FARMINGTON HILLS-T, LLC FERNDALE-BG, LLC FREEHOLD NISSAN LLC FRISCO-K, INC. GARDEN CITY-CJD, LLC HOUSTON-A, INC. HOUSTON-H, INC. HOUSTON-I, INC. HUTCHINS EUGENE NISSAN, INC. HUTCHINS IMPORTED MOTORS, INC. KATY-H, INC. KNOXVILLE-CJD, LLC LAD CARSON-N, LLC LAD MISSION VIEJO-JLR, INC. LAD-AU, LLC LAD-MB, LLC LAD-N, LLC LAD-P, LLC LAD-T, LLC LAD-V, LLC LAUDERDALE-A, LLC LBMP, LLC LEAGUE CITY-H, INC LGPAC, INC. LITHIA ACDM, INC. LITHIA ANCHORAGE-C, LLC LITHIA ANCHORAGE-H, LLC LITHIA BAIERL-S, LLC LITHIA BRYAN TEXAS, INC. LITHIA BUFFALO-A, LLC LITHIA CCTF, INC.

FIRST AMENDMENT 39211237.v17 LITHIA CDH, INC. LITHIA CIMR, INC. LITHIA CJDO, INC. LITHIA CJDSA, INC. LITHIA CJDSF, INC. LITHIA CM, INC. LITHIA CO, INC. LITHIA CRATER LAKE-M, INC. LITHIA CSA, INC. LITHIA DE, INC. LITHIA DES MOINES-VW, LLC LITHIA DMID, INC. LITHIA DODGE OF TRI-CITIES, INC. LITHIA FRESNO, INC. LITHIA HAMILTON-H, LLC LITHIA HAZLETON-H, LLC LITHIA HDM, INC. LITHIA HGF, INC. LITHIA HMID, INC. LITHIA IMPORTS OF ANCHORAGE, INC. LITHIA JEF, INC. LITHIA KLAMATH, INC. LITHIA KLAMATH-T, INC. LITHIA LSGF, INC. LITHIA MBDM, INC. LITHIA MEDFORD HON, INC. LITHIA MIDDLETOWN-L, LLC LITHIA MOON-S, LLC LITHIA MOON-V, LLC LITHIA MORGANTOWN-CJD, LLC LITHIA MORGANTOWN-S, LLC LITHIA MTLM, INC. LITHIA NA, INC. LITHIA NC, INC. LITHIA ND ACQUISITION CORP. #3 LITHIA ND ACQUISITION CORP. #4 LITHIA NDM, INC. LITHIA NF, INC. LITHIA OF ABILENE, LLC LITHIA OF ANCHORAGE, INC. LITHIA OF BEND #1, LLC LITHIA OF BEND #2, LLC LITHIA OF BENNINGTON – 2, LLC

FIRST AMENDMENT 39211237.v17 LITHIA OF BENNINGTON – 3, LLC LITHIA OF BENNINGTON – 4, LLC LITHIA OF BILLINGS II LLC LITHIA OF BILLINGS, INC. LITHIA OF CLEAR LAKE, LLC LITHIA OF DES MOINES, INC. LITHIA OF EUREKA, INC. LITHIA OF FAIRBANKS, INC. LITHIA OF GREAT FALLS, INC. LITHIA OF HELENA, INC. LITHIA OF HONOLULU-A, INC. LITHIA OF HONOLULU-BGMCC, LLC LITHIA OF HONOLULU-V, LLC LITHIA OF KILLEEN, LLC LITHIA OF LODI, INC. LITHIA OF MAUI-H, LLC LITHIA OF MISSOULA II, LLC LITHIA OF MISSOULA, INC. LITHIA OF POCATELLO, INC. LITHIA OF PORTLAND I, LLC LITHIA OF PORTLAND, LLC LITHIA OF ROBSTOWN, LLC LITHIA OF ROSEBURG, INC. LITHIA OF SANTA ROSA, INC. LITHIA OF SEATTLE, INC. LITHIA OF SOUTH CENTRAL AK, INC. LITHIA OF STOCKTON, INC. LITHIA OF STOCKTON-V, INC. LITHIA OF TF, INC. LITHIA OF TROY, LLC LITHIA OF UTICA – 1, LLC LITHIA OF UTICA – 3, LLC LITHIA OF UTICA – 4, LLC LITHIA OF WALNUT CREEK, INC. LITHIA OF WASILLA, LLC LITHIA OF YORKVILLE – 1, LLC LITHIA OF YORKVILLE – 2, LLC LITHIA OF YORKVILLE – 3, LLC LITHIA OF YORKVILLE – 4, LLC LITHIA OF YORKVILLE – 5, LLC LITHIA ORCHARD PARK-H, LLC LITHIA PARAMUS-M, LLC LITHIA PITTSBURGH-S, LLC

FIRST AMENDMENT 39211237.v17 LITHIA RAMSEY-B, LLC LITHIA RAMSEY-L, LLC LITHIA RAMSEY-M, LLC LITHIA RAMSEY-T, LLC LITHIA RENO SUB-HYUN, INC. LITHIA RENO-CJ, LLC LITHIA RENO-VW, LLC LITHIA SALMIR, INC. LITHIA SEA P, INC. LITHIA SEASIDE, INC. LITHIA SOC, INC. LITHIA SPOKANE-B, LLC LITHIA SPOKANE-S, LLC LITHIA TA, INC. LITHIA TO, INC. LITHIA TR, INC. LITHIA VAUDM, INC. LITHIA WEXFORD-H, LLC LLL SALES CO LLC LMBB, LLC LMBP, LLC LMOP, LLC LOS ANGELES-M, INC. MESQUITE-K, INC. MISSION HILLS-H, INC. MOBILE-S, LLC NEW PORT RICHEY-V, LLC NOVI-I, LLC ORLANDO-JLR, LLC PARAMUS WORLD MOTORS LLC PHILADELPHIA-F, LLC PHOENIX-T, INC. PLYMOUTH-C, LLC ROCKWALL-H, INC. ROCKWALL-K, INC. ROSEVILLE-C, INC ROSEVILLE-K, INC ROSEVILLE-T, INC ROUND ROCK-K, INC. SACRAMENTO-L, INC. SALEM-B, LLC SALEM-H, LLC SALEM-V, LLC

American Honda Finance Corporation, as Lender By: --?J/fv/?tL le{� Name: Matthew Weitze� Title: __ _._.D'-'--F .... Sc....LM ..... a ..... o .... a""'g�e .... r ___ _ [LITHIA MOTORS - FOURTH AMENDED AND REST A TED LOAN AGREEMENT]

BMW FINANCIAL SERVICES NA, LLC, as Lender � By: '/' _,.-- ffe Name: tom Rumfola Title: General Manager Credit By:_)____.--- Name: Alex Calcasola Title:CreditManager FIRST AMENDMENT

VW CREDIT, INC., as Lender -: By·ct� � Na�e: Robb erTn Title: Senior Manager Commercial Credit FIRST AMENDMENT

PNC BANK, NATIONAL ASSOCIATION, as Lender Name: ustin Guherrez Title: Vice President FIRST AMENDMENT

BMO HARRIS BANK, N.A., as Lender

By: ______________________

Name: Steve Connolly

Title: Managing Director

FIRST AMENDMENT

JPMORGAN CHASE BANK, N.A., as Lender

By: Jeff Calder
Name:
Title: Executive Director

FIRST AMENDMENT

TRUIST BANK (formerly known as Branch Banking and Trust Company), as Lender By: _t--------,,J-2�,�fj--_· _ Name: J. Carlfs Navarrete Title: Director FIRST AMENDMENT

FIRST AMENDMENT NISSAN MOTOR ACCEPTANCE COMPANY LLC, as Lender By: Name: Todd Voorhies Title: Sr. Manager, Commercial Credit

FIRST AMENDMENT Confidential SANTANDER BANK, N.A., as Lender By: Name: Title:

TOYOTA MOTOR CREDIT
CORPORATION, as Lender

By: ______________________
Name: Dominic Calcaterra
Title: National Accounts Manager

FIRST AMENDMENT

THE HUNTINGTON NATIONAL BANK, as Lender By: �O)shaf Name: Michael Hall Title: Senior Vice President FIRST AMENDMENT

Internal By;.::;: ;..-,,::;... __ :.__:. __ ----"-----r--1<- Name: Edward A. Palek, Jr. Title: Vice President, Market Credit Manager II FIRST AMENDMENT

CAPITAL ONE, N.A. as Lender By:L/#f� -= Nam€:Jeff Edge Title: SVP [LITHIA MOTORS - FOURTH AM.Ell"'DED AND RESTATED LOAN AGREEMENT]

M&T Bank, as Lender By: �/1£d� N_ame Ktt� T Title: - �-----l'------- FIRST AMENDMENT

WELLS FARGO BANK, NA, as Lender By: L�� Name: Eric Scott Fuller Title: Senior Vice President -----=-==-=---'--=-"--=--=--=-==-===---- FIRST AMENDMENT

FIRST AMENDMENT MERCEDES-BENZ FINANCIAL SERVICES USA LLC, as Lender By: Name: Title:

BANK OF AMERICA, NA, as Lender ' FIRST AMENDMENT

HYUNDAI CAPITAL AMERICA, as Lender FIRST AMENDMENT

FIRST AMENDMENT 39211237.v17 ACKNOWLEDGMENT AND CONSENT OF GUARANTORS Each undersigned Guarantor hereby acknowledges, consents, and agrees to all terms and conditions of the foregoing Amendment. 797 VALLEY STREET LLC ANN ARBOR-B, LLC ANN ARBOR-CC, LLC ANN ARBOR-CJD, LLC ANN ARBOR-M, LLC AUSTIN-H, INC. AUSTIN-KI, INC. AVONDALE-N, INC. BAIERL AUTO PARTS, LLC BAIERL AUTOMOTIVE CORPORATION BAIERL CHEVROLET, INC. BAIERL HOLDING, LLC BEND-CDJR, LLC BEND-N, LLC CADILLAC OF PORTLAND LLOYD CENTER, LLC CAMP AUTOMOTIVE, INC. CARBONE AUTO BODY, LLC CENTENNIAL-HY, LLC CLEAR LAKE-I, INC. CLINTON-C, LLC CORAL SPRINGS-A, LLC COSTA MESA-CJD, INC. CRANBERRY AUTOMOTIVE, INC. DAH CHONG HONG CA TRADING LLC DAH CHONG HONG TRADING CORPORATION DALLAS COLLISION, INC. DALLAS-H, INC. DALLAS-K, INC. DALLAS-T, INC. DARON MOTORS LLC DCH (OXNARD) INC. DCH AUTO GROUP (USA) INC. DCH BLOOMFIELD LLC DCH CA LLC DCH CALABASAS-A, LLC DCH CALIFORNIA INVESTMENTS LLC DCH CALIFORNIA MOTORS INC. DCH DEL NORTE, INC.

FIRST AMENDMENT 39211237.v17 DCH DMS NJ, LLC DCH ESSEX INC. DCH FINANCIAL NJ, LLC DCH FREEHOLD LLC DCH HOLDINGS LLC DCH INVESTMENTS INC. (NEW JERSEY) DCH INVESTMENTS INC. (NEW YORK) DCH KOREAN IMPORTS LLC DCH MAMARONECK LLC DCH MISSION VALLEY LLC DCH MONMOUTH LLC DCH MONTCLAIR LLC DCH MOTORS LLC DCH NANUET LLC DCH NORTH AMERICA INC. DCH NY MOTORS LLC DCH OXNARD 1521 IMPORTS INC. DCH RIVERSIDE-S, INC. DCH SIMI VALLEY INC. DCH SUPPORT SERVICES, LLC DCH TEMECULA IMPORTS LLC DCH TEMECULA MOTORS LLC DCH THOUSAND OAKS-F, INC. DCH TL HOLDINGS LLC DCH TL NY HOLDINGS LLC DCH TORRANCE IMPORTS INC. DRIVEWAY MOTORS, LLC FARMINGTON HILLS IMPORTS, LLC FARMINGTON HILLS-CJD, LLC FARMINGTON HILLS-H, LLC FARMINGTON HILLS-N, LLC FARMINGTON HILLS-T, LLC FERNDALE COLLISION, LLC FERNDALE-BG, LLC FERNDALE-F, LLC FH COLLISION, LLC FLORIDA SS, LLC FREEHOLD NISSAN LLC FRISCO-K, INC. FUSE AUTO SALES, LLC GARDEN CITY-CJD, LLC GREENCARS, INC. HOUSTON-A, INC.

FIRST AMENDMENT 39211237.v17 HOUSTON-H, INC. HOUSTON-I, INC. HUTCHINS EUGENE NISSAN, INC. HUTCHINS IMPORTED MOTORS, INC. KATY-H, INC. KNOXVILLE-CJD, LLC LA MOTORS HOLDING, LLC LAD ADVERTISING, INC. LAD CARSON-N, LLC LAD MISSION VIEJO-JLR, INC. LAD MOBU, INC. LAD-AU, LLC LAD-MB, LLC LAD-N, LLC LAD-P, LLC LAD-T, LLC LAD-V, LLC LAS VEGAS-G, LLC LAS VEGAS-HY, LLC LATHAM FORD-F, LLC LAUDERDALE-A, LLC LBMP, LLC LEAGUE CITY-H, INC. LFKF, LLC LGPAC, INC. LITHIA ACDM, INC. LITHIA AIRCRAFT, INC. LITHIA ANCHORAGE-C, LLC LITHIA ANCHORAGE-H, LLC LITHIA ARMORY GARAGE, LLC LITHIA AUCTION & RECON, LLC LITHIA AUTO SERVICES, INC. LITHIA BA HOLDING, INC. LITHIA BAIERL-S, LLC LITHIA BNM, INC. LITHIA BRYAN TEXAS, INC. LITHIA BUFFALO-A, LLC LITHIA CCTF, INC. LITHIA CDH, INC. LITHIA CIMR, INC. LITHIA CJDO, INC. LITHIA CJDSA, INC. LITHIA CJDSF, INC.

FIRST AMENDMENT 39211237.v17 LITHIA CM, INC. LITHIA CO, INC. LITHIA CRATER LAKE-F, INC. LITHIA CRATER LAKE-M, INC. LITHIA CSA, INC. LITHIA DE, INC. LITHIA DES MOINES-VW, LLC LITHIA DM, INC. LITHIA DMID, INC. LITHIA DODGE OF TRI-CITIES, INC. LITHIA EATONTOWN-F, LLC LITHIA FINANCIAL CORPORATION LITHIA FLCC, LLC LITHIA FLORIDA HOLDING, INC. LITHIA FMF, INC. LITHIA FORD OF BOISE, INC. LITHIA FRESNO, INC. LITHIA HAMILTON-H, LLC LITHIA HAZLETON-H, LLC LITHIA HDM, INC. LITHIA HGF, INC. LITHIA HMID, INC. LITHIA HPI, INC. LITHIA IDAHO FALLS-F, INC. LITHIA IMPORTS OF ANCHORAGE, INC. LITHIA JEF, INC. LITHIA KLAMATH, INC. LITHIA KLAMATH-T, INC. LITHIA LBGGF, INC. LITHIA LHGF, INC. LITHIA LSGF, INC. LITHIA MBDM, INC. LITHIA McMURRAY-C, LLC LITHIA MEDFORD HON, INC. LITHIA MICHIGAN HOLDING, INC. LITHIA MIDDLETOWN-L, LLC LITHIA MMF, INC. LITHIA MONROEVILLE-A, LLC LITHIA MONROEVILLE-C, LLC LITHIA MONROEVILLE-F, LLC LITHIA MOON-S, LLC LITHIA MOON-V, LLC LITHIA MORGANTOWN-CJD, LLC

FIRST AMENDMENT 39211237.v17 LITHIA MORGANTOWN-F, LLC LITHIA MORGANTOWN-S, LLC LITHIA MOTORS SUPPORT SERVICES, INC. LITHIA MTLM, INC. LITHIA NA, INC. LITHIA NC, INC. LITHIA ND ACQUISITION CORP. #1 LITHIA ND ACQUISITION CORP. #3 LITHIA ND ACQUISITION CORP. #4 LITHIA NDM, INC. LITHIA NF, INC. LITHIA NORTHEAST REAL ESTATE, LLC LITHIA NORTHWEST REAL ESTATE, LLC LITHIA OF ABILENE, LLC LITHIA OF ANCHORAGE, INC. LITHIA OF BEND #1, LLC LITHIA OF BEND #2, LLC LITHIA OF BENNINGTON – 1, LLC LITHIA OF BENNINGTON – 2, LLC LITHIA OF BENNINGTON – 3, LLC LITHIA OF BENNINGTON – 4, LLC LITHIA OF BILLINGS II LLC LITHIA OF BILLINGS, INC. LITHIA OF CASPER, LLC LITHIA OF CLEAR LAKE, LLC LITHIA OF CORPUS CHRISTI, INC. LITHIA OF DES MOINES, INC. LITHIA OF EUREKA, INC. LITHIA OF FAIRBANKS, INC. LITHIA OF GREAT FALLS, INC. LITHIA OF HELENA, INC. LITHIA OF HONOLULU-A, INC. LITHIA OF HONOLULU-BGMCC, LLC LITHIA OF HONOLULU-F, LLC LITHIA OF HONOLULU-V, LLC LITHIA OF KILLEEN, LLC LITHIA OF LODI, INC. LITHIA OF MAUI-H, LLC LITHIA OF MISSOULA II, LLC LITHIA OF MISSOULA III, INC. LITHIA OF MISSOULA, INC. LITHIA OF POCATELLO, INC. LITHIA OF PORTLAND I, LLC

FIRST AMENDMENT 39211237.v17 LITHIA OF PORTLAND, LLC LITHIA OF ROBSTOWN, LLC LITHIA OF ROSEBURG, INC. LITHIA OF SANTA ROSA, INC. LITHIA OF SEATTLE, INC. LITHIA OF SOUTH CENTRAL AK, INC. LITHIA OF SPOKANE II, INC. LITHIA OF SPOKANE, INC. LITHIA OF STOCKTON, INC. LITHIA OF STOCKTON-V, INC. LITHIA OF TF, INC. LITHIA OF TROY, LLC LITHIA OF UTICA – 1, LLC LITHIA OF UTICA – 2, LLC LITHIA OF UTICA – 3, LLC LITHIA OF UTICA – 4, LLC LITHIA OF WALNUT CREEK, INC. LITHIA OF WASILLA, LLC LITHIA OF YORKVILLE – 1, LLC LITHIA OF YORKVILLE – 2, LLC LITHIA OF YORKVILLE – 3, LLC LITHIA OF YORKVILLE – 4, LLC LITHIA OF YORKVILLE – 5, LLC LITHIA ORCHARD PARK-H, LLC LITHIA PARAMUS-M, LLC LITHIA PITTSBURGH-S, LLC LITHIA RAMSEY-B, LLC LITHIA RAMSEY-L, LLC LITHIA RAMSEY-M, LLC LITHIA RAMSEY-T, LLC LITHIA REAL ESTATE, INC. LITHIA RENO SUB-HYUN, INC. LITHIA RENO-CJ, LLC LITHIA RENO-VW, LLC LITHIA ROSE-FT, INC. LITHIA SALMIR, INC. LITHIA SEA P, INC. LITHIA SEASIDE, INC. LITHIA SOC, INC. LITHIA SPOKANE-B, LLC LITHIA SPOKANE-S, LLC LITHIA SSP, LLC LITHIA TA, INC.

FIRST AMENDMENT 39211237.v17 LITHIA TENNESSEE HOLDING, INC. LITHIA TO, INC. LITHIA TR, INC. LITHIA UNIONTOWN-C, LLC LITHIA VA REAL ESTATE, LLC LITHIA VAUDM, INC. LITHIA VF, INC. LITHIA VIRGINIA HOLDING, INC. LITHIA WEXFORD-H, LLC LLL SALES CO LLC LMBB, LLC LMBP, LLC LMOP, LLC LOS ANGELES-M, INC. LSTAR, LLC MEDFORD INSURANCE, LLC MESQUITE-K, INC. MILFORD DCH, INC. MISSION HILLS-H, INC. MOBILE-S, LLC NEW PORT RICHEY-H, LLC NEW PORT RICHEY-V, LLC NORTHLAND FORD INC. NOVI-I, LLC ORLANDO-JLR, LLC PA REAL ESTATE, LLC PA SUPPORT SERVICES, LLC PARAMUS COLLISION, LLC PARAMUS WORLD MOTORS LLC PERSONALIZED MARKETING, LLC PHILADELPHIA-F, LLC PHOENIX-T, INC. PLYMOUTH-C, LLC RAMSEY HOLDINGCO, INC. REDWOOD-HY, LLC RFA HOLDINGS, LLC ROCKWALL-H, INC. ROCKWALL-K, INC. ROSEVILLE-C, INC. ROSEVILLE-K, INC. ROSEVILLE-T, INC ROUND ROCK-K, INC. SACRAMENTO-L, INC.

FIRST AMENDMENT 39211237.v17 SALEM-B, LLC SALEM-H, LLC SALEM-V, LLC. SAN FRANCISCO-B, INC. SANFORD-CJD, LLC SHARLENE REALTY LLC SHERMAN OAKS-A, INC. SHERMAN OAKS-AC, INC. SHERMAN OAKS-B, INC. SHIFT PORTLAND, LLC STERLING HEIGHTS-F, LLC STERLING-BM, LLC STERLING-RLM, LLC SUBURBAN AUTO AGENCY, LLC TAMPA-F, LLC TAMPA-H, LLC THOUSAND OAKS-S, INC. TN REAL ESTATE, LLC TROY COLLISION, LLC TROY EXOTICS, LLC TROY-A, LLC TROY-BG, LLC TROY-C, LLC TROY-CJD, LLC TROY-F, LLC TROY-H, LLC TROY-I, LLC TROY-JLR, LLC TROY-M, LLC TROY-N, LLC TROY-S, LLC TROY-T, LLC TROY-V, LLC TROY-VW, LLC TUSTIN MOTORS INC. UNION-H, LLC URBANDALE-S, LLC VALENCIA-A, INC. VAN NUYS-C, INC. VAN NUYS-H, INC. VAN NUYS-L, INC. VAN NUYS-T, INC. WASHINGTON-F, LLC

ANNEX A 39211237.v17 Exhibit B-1

Page 6 – Exhibit B-1 – Used Vehicle Borrowing Base Certificate 110550643.2 0063724-00082 EXHIBIT B-1 USED VEHICLE BORROWING BASE CERTIFICATE This Used Vehicle Borrowing Base Certificate (“Borrowing Base Certificate”) is executed and delivered by Lithia Motors, Inc. (the “Company”) on behalf of itself and its Subsidiaries to U.S. Bank National Association, as Agent (in such capacity, “Agent”) pursuant to the requirements of Section 11.2.6 of the Fourth Amended and Restated Loan Agreement dated as of April 29, 2021, between the Company, certain of its Subsidiaries, the Lenders which are from time to time parties thereto, and Agent (as amended to date, the “Loan Agreement”). Any capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Loan Agreement. This Borrowing Base Certificate is prepared as of ___________________ (“Calculation Date”). Attached are the calculations showing the status of the Used Vehicle Borrowing Base as of the Calculation Date. This Borrowing Base Certificate has been prepared in accordance with the requirements of the Loan Agreement and the information contained therein is true, accurate and complete as of the Calculation Date. This Borrowing Base Certificate is executed on ________________________. LITHIA MOTORS, INC. By: Name: Title:

Page 7 – Exhibit B-1 – Used Vehicle Borrowing Base Certificate 110550643.2 0063724-00082 Used Vehicle Borrowing Base Calculation10 Value of Collateral Advance Rate % Margined Value A. Used Vehicle Borrowing Base 1. Aggregate net book value of the Used Vehicle inventory $ 2. Less aggregate net book value of such Used Vehicles in which the Agent does not have a perfected, first-priority security interest $ 3. Less aggregate outstanding principal amount of indebtedness secured by Trade-in Liens 4. Less aggregate net book value of such Used Vehicles that are not otherwise Eligible Vehicles $ $ 5. Used Vehicle Borrowing Base (lines 1 - 2 – 3 - 4) $ 85% $ B. Outstanding Used Vehicle Floorplan Loans and Used Vehicle Swing Line Loans $ C. Aggregate Used Vehicle Floorplan Commitment $ D. Net Aggregate Used Vehicle Floorplan Commitment (C – B) $ E. Net Used Vehicle Borrowing Base (A.4 – B) $ 10 In no event shall the aggregate net book value of the Eligible Vehicles consisting of motorcycles included in the Service Loaner Vehicle Borrowing Base, Used Vehicle Borrowing Base and the Revolving Loan Borrowing Base exceed $25,000,000.

ANNEX A 39211237.v17 Exhibit B-2

Page 8 – Exhibit B-2 – Service Loaner Vehicle Borrowing Base Certificate 110550643.2 0063724-00082 EXHIBIT B-2 SERVICE LOANER VEHICLE BORROWING BASE CERTIFICATE This Service Loaner Vehicle Borrowing Base Certificate (“Borrowing Base Certificate”) is executed and delivered by Lithia Motors, Inc. (the “Company”) on behalf of itself and its Subsidiaries to U.S. Bank National Association, as Agent (in such capacity, “Agent”) pursuant to the requirements of Section 11.2.8 of the Fourth Amended and Restated Loan Agreement dated as of April 29, 2021, between the Company, certain of its Subsidiaries, the Lenders which are from time to time parties thereto, and Agent (as amended to date, the “Loan Agreement”). Any capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Loan Agreement. This Borrowing Base Certificate is prepared as of ___________________ (“Calculation Date”). Attached are the calculations showing the status of the Service Loaner Vehicle Borrowing Base as of the Calculation Date. This Borrowing Base Certificate has been prepared in accordance with the requirements of the Loan Agreement and the information contained therein is true, accurate and complete as of the Calculation Date. This Borrowing Base Certificate is executed on ________________________. LITHIA MOTORS, INC. By: Name: Title:

Page 9 – Exhibit B-2 – Service Loaner Vehicle Borrowing Base Certificate 110550643.2 0063724-00082 Service Loaner Vehicle Borrowing Base Calculation11 Value of Collateral Advance Rate % Margined Value A. Total Service Loaner Vehicle inventory $_____________ B. Minus: Silo Dealership Service Loaners $ C. Minus: Service Loaner Vehicle inventory financed with Other Service Loaner Floorplan Financing $ D. Minus: Service Loaner Vehicle inventory in service > 15 months. $ E. Total Eligible Service Loaner Vehicle (A-B-C-D) $ F. Service Loaner Vehicles Borrowing Base at 85% (E x 85%) $ G. Minus: Outstanding Service Loaner Vehicle Floorplan Loans and Service Loaner Vehicle Swing Line Loans $ H. Aggregate Service Loaner Vehicle Floorplan Commitment $ I. Net Aggregate Service Loaner Vehicle Floorplan Commitment (H-G) $ J. Net Service Loaner Vehicle Borrowing Base (F-G) $ 11 In no event shall the aggregate net book value of the Eligible Vehicles consisting of motorcycles included in the Service Loaner Vehicle Borrowing Base, Used Vehicle Borrowing Base and the Revolving Loan Borrowing Base exceed $25,000,000.

ANNEX A 39211237.v17 Exhibit C

Page 10 – Exhibit C – Revolving Loan Borrowing Base Certificate 110550643.2 0063724-00082 EXHIBIT C REVOLVING LOAN BORROWING BASE CERTIFICATE This Revolving Loan Borrowing Base Certificate (“Borrowing Base Certificate”) is executed and delivered by Lithia Motors, Inc. (the “Company”) on behalf of itself and its Subsidiaries to U.S. Bank National Association, as Agent (in such capacity, “Agent”) pursuant to the requirements of Section 11.2.7 of the Fourth Amended and Restated Loan Agreement dated as of April 29, 2021, between the Company, certain of its Subsidiaries, the Lenders which are from time to time parties thereto, and Agent (as amended to date, the “Loan Agreement”). Any capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Loan Agreement. This Borrowing Base Certificate is prepared as of ________________ (“Calculation Date”). Attached are the calculations showing the status of the Revolving Loan Borrowing Base as of the Calculation Date. This Borrowing Base Certificate has been prepared in accordance with the requirements of the Loan Agreement and the information contained therein is true, accurate and complete as of the Calculation Date. This Borrowing Base Certificate is executed on __________________. LITHIA MOTORS, INC. By: Name: Title:

Page 11 – Exhibit C – Revolving Loan Borrowing Base Certificate 110550643.2 0063724-00082 Revolving Loan Borrowing Base Calculation12 Value of Collateral Advance Rate % Margined Value Collateral Type A. Contracts in Transit: Contracts in Transit (CIT) $__________ Less CIT aged > 15 days $__________ Net Eligible Contracts in Transit (lines 1 – 2) $__________ 100% $_____________ B. Eligible Receivables: 1. Receivables for Parts and Accessories and Service $__________ 2. Less: Receivables for Parts and Accessories > 60 days past due $__________ 3. Net Receivables for Parts and Accessories (lines 1-2) $__________ 4. Finance Receivables $__________ 5. Less: Finance Receivables Aged > 90 days $__________ 6. Net Finance Receivables (lines 4-5) $__________ 7. Factory Receivables $__________ 8. Less: Factory Receivables Aged > 90 days $__________ 9. Net Factory Receivables (lines 7-8) $__________ 12 In no event shall the aggregate net book value of the Eligible Vehicles consisting of motorcycles included in the Service Loaner Vehicle Borrowing Base, Used Vehicle Borrowing Base and the Revolving Loan Borrowing Base exceed $25,000,000.

Page 12 – Exhibit C – Revolving Loan Borrowing Base Certificate 110550643.2 0063724-00082 10. Total Eligible Receivables (lines 3 + 6 + 9) $__________ 80% $_____________ C. Eligible New Vehicles $__________ 100% $_____________ D. Used Vehicle Borrowing Base $__________ 100% $_____________ E. Real Property 1. Value of Eligible Real Property $__________ 75% $_____________ 2. Maximum Revolving Loan Borrowing Base [(margined value of lines A.3 + B.10 + C + D + F.3 + G.6 – H.4) / .75] $__________ 3. Aggregate Revolving Loan Commitment $__________ 4. 25% of the lesser of line 2 or line 3 $__________ 5. Lesser of line 4 or line 1 $_____________ F. Parts and Accessories 1. Parts and Accessories $__________ 2. Less: unpaid acquisition costs owed to sellers or financiers of such inventory $__________ 3. Net Parts and Accessory Inventory (lines 1- 2) $__________ 65% $_____________

Page 13 – Exhibit C – Revolving Loan Borrowing Base Certificate 110550643.2 0063724-00082 G. Equipment (excluding aircraft) 1. Office Equipment at Cost $__________ 2. Less: Office Equipment accumulated depreciation $__________ 3. Service and Parts Equipment at Cost $__________ 4. Less: Service and Parts Equipment accumulated depreciation $__________ 5. Less debt secured by above Office, Service and Parts Equipment $__________ 6. Net Equipment (lines 1 – 2 + 3 – 4 – 5) $__________ 40% $_____________ H. Deductions 1. Outstanding New Vehicle Floorplan Loans and New Vehicle Swing Line Loans less the sum of the aggregate amount held in the PR Accounts, in an amount up to $200,000,000 $__________ 2. Outstanding Used Vehicle Floorplan Loans and Used Vehicle Swing Line Loans $__________

Page 14 – Exhibit C – Revolving Loan Borrowing Base Certificate 110550643.2 0063724-00082 3. Pari Passu Funded Debt $__________ 4. Total Deductions (lines 1 + 2+3) $__________ $_____________ I. Revolving Loan Borrowing Base (margined value of lines A.3 + B.10 + C + D + E.5 + F.3 + G.6 minus H.4) $_____________ J. Outstanding Revolving and Revolving Swing Line Loans $_____________ K. Outstanding Letters of Credit $_____________ L. Reserve Amount $_____________ M. Total Outstanding (lines J + K + L) $_____________ N. Aggregate Revolving Loan Commitment $_____________ O. Net Aggregate Revolving Loan Commitment (N – M) $_____________ P. Net Revolving Loan Borrowing Base (I – M) $_____________